[Alcoa logo] [Alcoa logo] 1 April 11, 2016 1 st Quarter Earnings Conference [Alcoa logo] Exhibit 99.2

[Alcoa logo]
Important Information

Forward–Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,”
“may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning.
All statements that reflect Alcoa’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, supply/demand balances, and growth of the aerospace, automotive, and other end markets; statements regarding targeted financial results or operating performance;
statements about Alcoa’s strategies, outlook, business and financial prospects; and statements regarding the separation transaction, including the future performance of Value-Add
Company and Upstream Company if the separation is completed, the expected benefits of the separation, and the expected timing of
the Form 10 filing and the completion of the
separation. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict.
Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) uncertainties as to the timing of the separation and whether it will be completed; (b) the possibility that various closing conditions for the separation may not be satisfied; (c) failure of the separation to qualify for the expected tax treatment; (d) the possibility that any third-party consents required in connection with the separation will not be received; (e) the impact of the separation on the businesses of Alcoa; (f) the risk that the businesses will not be separated successfully or such separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on Alcoa’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns; (g) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices and premiums, as applicable, for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina;; (h) deterioration in global economic and financial market conditions generally; (i) unfavorable changes in the markets served by Alcoa; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) increases in energy costs; (l) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including executing on the business improvement plans, moving the Upstream alumina and aluminum businesses down on the industry cost curves, and increasing revenues and improving margins in the Value-Add businesses)
anticipated from restructuring programs and
productivity improvement, cash sustainability, technology advancements (including, without limitation, advanced aluminum alloys,
Alcoa Micromill, and other materials and processes),
and other initiatives; (m) Alcoa’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures,
curtailments, or expansions, or international joint ventures; (n) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products; (o) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; (p) the impact of cyber attacks and potential information technology or data security breaches; (q) the potential failure to retain key employees while the separation transaction is pending or after it is completed; (r) the risk that increased debt levels, deterioration in debt protection metrics, contraction in liquidity, or other factors could adversely affect the targeted credit ratings for Value-Add Company or Upstream Company; and (s)
the other risk factors discussed in Alcoa’s Form 10-K for the year ended December 31, 2015, and other reports filed with the U.S. Securities and Exchange Commission (SEC). Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market.
[Alcoa logo]

[Alcoa logo]
Important Information (continued)

Non-GAAP Financial Measures
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in Alcoa’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).  Certain of these data are considered “non-GAAP financial measures” under SEC rules.  These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure.
Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the
Appendix
to
this
presentation.
Alcoa
has
not
provided
a
reconciliation
of
any
forward-looking
non-GAAP
financial
measures
to
the
most
directly
comparable
GAAP
financial measures, due primarily to variability and difficulty in making accurate forecasts and projections, as not all of the information necessary for a quantitative reconciliation is available to Alcoa without unreasonable effort. Any reference to historical EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix.

[Alcoa logo] [Alcoa logo] Klaus Kleinfeld Chairman and Chief Executive Officer 4 April 11, 2016 [Alcoa logo]

[Alcoa logo]
Separation
on Track
1Q 2016 Overview
5
Delivering
Solid
Performance,
Strong
Productivity
–
Separation
on
Track
Arconic
Segments (Value-Add) Revenue $3.3B down 2.2% YoY: 6.7% revenue increase predominantly related to acquisitions, offset by 8.3% decline from metal and foreign exchange and 0.6% revenue decline from divested or closed operations
ATOI
of
$269M,
up
8%
YoY,
adj.
EBITDA
$537M,
up
7%
YoY,
Record
adjusted
EBITDA
margin
16.4%
Global
Rolled
Products:
$68m
ATOI,
up
26%
YoY
and
adjusted
EBITDA
per
metric
ton
$374,
up
8%
YoY
due
to
strong
cost
control;
automotive
sheet
shipment
growth
up
38%
YoY
Engineered
Products
and
Solutions:
Record
Q1
Revenue
of
$1.4B;
Record
1Q
ATOI
of
$162M,
up
4%
YoY
Transportation
and
Construction
Solutions:
$39M
ATOI,
up
3%
YoY,
Record
1Q
adjusted
EBITDA
margin
of
14.9%
Supply
Agreement
for
3D-printed
titanium
fuselage
and
engine
pylon
parts
to
Airbus
Multi-year
~$1B
contract
for
advanced
Industrial
Gas
Turbine
(IGT)
components,
Alcoa’s
largest
IGT
contract
to
date
Agreement to sell RTI Remmele Medical business for $102m
Achieved
$179
million
in
Productivity
savings,
on
target
to
deliver
$650
million
in
2016
Global Rolled Products, Transportation and Construction Solutions on track to meet three-year 2016 targets;
New
goals set for EPS to better reflect aerospace market conditions and Firth Rixson performance
New
Alcoa
Segments
(Upstream)
3
rd
Party
Revenue
of
$1.7B
down
32.2%
YoY:
4.5%
revenue
increase
from
organic
growth
more
than
offset by 26.1% revenue decline due to lower pricing and foreign exchange impacts and 10.6% revenue decline predominantly related to curtailed or closed operations
Total Revenue of $2.1B, ATOI of $22 million, and adj. EBITDA of $185M
Profitable
Alumina
and
Primary
Metals
segments
despite 19% price decline in API, and flat aluminum pricing, sequentially; YoY declines of 40% and 26%, respectively
Signed new Third-Party Bauxite Contracts valued at over $350 million over the next two years
Ma’aden-Alcoa joint venture refinery continued to ramp-up, now at 80% of nameplate capacity
Pt. Comfort, Texas refinery on track to be fully curtailed by end of second quarter; closed Warrick smelter in Indiana
Achieved $175 million in productivity savings, on target to deliver $550 million in 2016
Sold stake in Dampier to Bunbury Natural Gas Pipeline in Western Australia (WA) for $154m.
Gas supply secured for three WA alumina refineries
On
track
to
meet
2016
Cost
Curve
Goals:
21
st
percentile
in
Alumina
and
38
th
percentile
in
Primary
Metals
Launched New Value-Add
Brand “Arconic”
& Refreshed New Alcoa Brand
Form 10
to be filed in first half 2016
See appendix for EBITDA reconciliations
and
adjusted
EBITDA
margin
of
21.0%;
Aerospace
sales
up
14%YoY

[Alcoa logo] William Oplinger Executive Vice President and Chief Financial Officer 6 April 11, 2016

[Alcoa logo]
Income Statement Summary
$ Millions, except aluminum prices and per-share amounts
1Q15
4Q15
1Q16
Prior Year
Change
Sequential
Change
Realized Aluminum Price ($/MT)
$2,420
$1,799
$1,793
($627)
($6)
Revenue
$5,819
$5,245
$4,947
($872)
($298)
Cost of Goods Sold
$4,443
$4,404
$4,041
($402)
($363)
COGS % Revenue
76.4%
84.0%
81.7%
5.3 % pts.
(2.3 % pts.)
Selling,
General Administrative, Other
$232
$262
$260
$28
($2)
SGA % Revenue
4.0%
5.0%
5.3%
1.3 % pts.
0.3 % pts.
Other
(Income) Expenses, Net
($12)
$29
$34
$46
$5
Restructuring and Other Charges
$177
$735
$93
($84)
($642)
Effective Tax Rate
47.0%
(6.1%)
73.2%
26.2 % pts.
79.3 % pts.
EBITDA
$1,089
$519
$603
($486)
$84
Net Income (Loss)
$195
($701)
$16
($179)
$717
Net Income (Loss) per Diluted Share
$0.14
($0.55)
$0.00
($0.14)
$0.55
Income excl. Special Items
$363
$65
$108
($255)
$43
Income
per Diluted
Share excl.
Special Items
$0.28
$0.04
$0.07
($0.21)
$0.03
See appendix for EBITDA and Adjusted Income reconciliations

[Alcoa logo]
Special Items
See appendix for Adjusted Income reconciliation
$ Millions, except per-share amounts
1Q15
4Q15
1Q16
Income Statement
Classification
Segment
Net Income (Loss)
$195
($701)
$16
Net Income (Loss) per Diluted Share
$0.14
($0.55)
$0.00
Restructuring-Related
($158)
($287)
($63)
Restructuring
and Other
Charges/COGS
Corporate/All
Tax Items
($4)
($189)
($12)
Income Taxes
Corporate
Portfolio Transaction Costs
($7)
($12)
($17)
SG&A
Corporate
Mark-to-Market Energy Contracts
$1
($5)
-
Other Expenses, Net
Corporate
Italian Energy Matter
-
($201)
-
Restructuring
and Other
Charges
Corporate
Q4’15 Overhead Reduction Program
-
($47)
-
Restructuring
and Other
Charges/COGS
Corporate
Goodwill Impairment
-
($25)
-
Impairment of Goodwill
Corporate
Special Items
($168)
($766)
($92)
Net Income excl. Special Items
$363
$65
$108
Net
Income
per Diluted
Share excl. Special Items
$0.28
$0.04
$0.07

[Alcoa logo]
Net Income excluding Special Items ($ Millions)
Adjusted Earnings Down on Lower LME, API and Regional Premiums
Market
-$366
Performance
+$208
Cost Headwinds
-$97
Note: Metal Price = LME + Regional Premium; Regional Premium previously reported in Price/Mix category
See appendix for Adjusted Income reconciliation
$108
$363
-$32
Volume
$8
Currency
$4
API
-$87
Metal
Price
-$283
1Q 15
-$9
Productivity
Price /
Mix
$232
-$8
1Q 16
Raw
Materials
Cost
Increases
/ Other
-$80
Energy

[Alcoa logo]
1Q 15
1
4Q 15
1Q 16
3
rd
Party Revenue ($ Millions)
1,621
1,422
1,397
3
rd
Party Conversion Revenue ($ Millions)
757
732
737
ATOI ($ Millions)
54
52
68
EBITDA/MT ($)
347
312
374
1Q16 Actual and 2Q16 Outlook –
Global Rolled Products
GRP: Productivity and Auto Uplift Offset Headwinds
EBITDA/MT up 12% YoY excluding impact to secure alternative metal supply at
Warrick
Auto sheet shipments up 38% year-over-year
Volume and
pricing pressure from packaging, Lower demand from Aero
due to
inventory overhang and significantly reduced N.A. heavy duty truck build rates
Continued investments of $5M in Growth projects including Micromill
TM
R&D,
Saudi
JV
and throughput/capacity increases at key plants
Strong productivity more than offset cost increases
Auto sheet shipments expected to be
up ~35% as Tennessee Auto ramp-up
accelerates
Continued
pricing pressure from packaging
Lower demand from Aero
due to new model transition and reduced N.A. heavy duty
truck build rates expected to continue
ATOI is expected to be
up 5-7% excluding $15M impact to secure alternative
metal supply at Warrick, and current currency rates
2
nd
Quarter
Year-over-Year
Outlook
1
st
Quarter
Business
Highlights
1
st
Quarter ATOI Results
$ Millions
1
st
Quarter
ATOI
Performance
Bridge
-$6
-$2
-$2
-$4
-$5
-$2
1Q16
Warrick
Cold Metal
Plan (CMP)
Cost Incr./
Other
Prod-
uctivity
Price
/ Mix
Volume
Currency
1Q15
Growth
Projects
1. 1Q15 amounts have been revised to remove impact of metal price lag   2. EBITDA/MT include impact from Warrick metal
supply. Without that impact, EBITDA/MT is $390. See appendix for additional information and EBITDA reconciliation.
10
$68
$35
$54
2

[Alcoa logo]
1Q 15
4Q 15
1Q 16
3
Party
Revenue
($
Millions)
1,257
1,409
1,449
ATOI ($ Millions)
156
123
162
EBITDA Margin
22.4%
17.3%
21.0%
1
Quarter ATOI Performance Bridge
1Q16 Actual and 2Q16 Outlook –
Engineered Products and Solutions
Aerospace market remains strong despite
slower ramp up of next
generation platforms due to simultaneous launches of new
technologies and
inventory overhangs
at OEMs
Oil & Gas, European Industrial Gas Turbine, North America
Commercial Transportation markets increasingly softer
Pricing pressure across all markets, except IGT
Share gains through innovation and productivity continue
ATOI
is expected to be up 5% to 10% year-over -year
1
Quarter
ATOI
Results
1
Quarter
Business
Highlights
Price
/ Mix
-$30
1Q16
Growth
Projects
Volume
Currency
-$15
ATEP
Cost
Increases
-$39
Productivity
1Q15
EPS: Strong Productivity and Benefits From Acquisitions
Revenue growth of 15% year-over-year driven by acquisitions, partially offset by pricing pressure, inventory overhang in Aero
OEMs, and softening markets
Alcoa Titanium and Engineered Products (ATEP)
ATOI of +$17M;
EBITDA margin at 18.7%, above 1Q’15 of 14.1%
Year-over-year improvement
driven by productivity and ATEP
1
1Q15 amounts have been revised to remove impact of metal price lag; see appendix for additional information & EBITDA reconciliation.
2
ATEP:
created
from
RTI
acquisition.
3
EBITDA
margin
excludes
impact
of
$4.7
million
of
transaction
costs
11
2
3
1
rd
st
st
st
nd
3
2
Quarter Year-over-Year Outlook
$66
$6
$1
$162
$156
$17
$ Millions

[Alcoa logo]
$ Millions
1Q
15
4Q 15
1Q 16
3
Party Revenue ($ Millions)
471
444
429
ATOI ($ Millions)
38
40
39
EBITDA Margin
13.4%
14.6%
14.9%
2
Quarter Year-over-Year Outlook
1
Quarter ATOI Performance Bridge
1Q16 Actual and 2Q16 Outlook –
Transportation and Construction Solutions
TCS: Strong Productivity Offsets Market Headwinds
Improving
N.A. Non-Residential Construction with sustained levels in
Europe
N.A. Heavy Duty Truck build rates continue to decline, slightly offset by improvement in Europe
Brazil’s
current economic environment continues to negatively impact
business results
Robust productivity gains throughout the business
ATOI
is expected to be flat year-over-year at current currencies
Revenue down 9%
year-over-year; attributable to N.A. Heavy Duty Truck
and relatively weak Brazilian markets
Record Q1 EBITDA margin of 14.9%
N.A.
Non-Residential
Construction
remains
solid;
softness
continues
in
Europe
N.A.
Heavy
Duty
Truck
build
rates
continue
to
decline;
Europe
continues
to improve; bright spots in Asia Pacific
Strong Productivity actions offset cost increases and revenue decline
1
Quarter
ATOI
Results
1
Quarter Business Highlights
1. 1Q15 amounts have been revised to remove impact of metal price lag
See appendix for additional information and EBITDA reconciliation.
$19
$0
$39
$38
1Q16
Productivity
-$11
Price
/ Mix
Cost
Increases
Volume
-$6
Currency
-$1
1Q15
12
st
st
st
nd
rd
1

[Alcoa logo]
Alumina: Pricing Headwinds Continue to Impact Earnings
1Q16 Actual and 2Q16 Outlook –
Alumina
API pricing down 19% sequentially, 40% year over year
Announced curtailments drive production down ~530 KMT
Continued
productivity gains through strong cost control
Saudi Arabia refinery continues to ramp-up, now at 80% of name plate capacity
Production expected to be flat sequentially
~85% of 3
party shipments on API or spot pricing for 2016
API pricing follows 30-day lag; LME pricing follows 60-day lag
Continue
expanding 3
party bauxite sales and
benefit from
accelerated productivity program
ATOI to be up $15M excluding pricing and currency impacts
1Q 15
4Q 15
1Q 16
Production (kmt)
3,933
3,856
3,330
3
Party Shipments (kmt)
2,538
2,713
2,168
3
Party Revenue ($ Millions)
887
732
545
3
Party Price ($/MT)
344
267
249
ATOI ($ Millions)
221
98
8
1
Quarter ATOI Results
1
Quarter Business Highlights
2
Quarter Sequential Outlook
$ Millions
1
Quarter ATOI Performance Bridge
Cost
Increases
/ Other
$14
Energy
Price /
Mix
-$8
Currency
$1
$8
Volume
-$6
API
-$93
Prod-
uctivity
$0
LME
1Q16
$8
-$6
4Q15
$98
13
st
st
st
rd
rd
rd
rd
rd
nd

[Alcoa logo]
Primary Metals: Profitable Despite Difficult Pricing Environment
$ Millions
1Q16 Actual and 2Q16 Outlook –
Primary Metals
-$9
-$1
-$2
$14
-$40
$1
$2
1Q16
Cost
Incr. /
Other
Energy
Currency
API
$25
Metal
prices
$11
4Q15
Price
/Mix
$27
Prod-
uctivity
Volume
Realized price flat sequentially
Announcement and execution of Warrick closure
Lower alumina, raw materials, and productivity drive positive
ATOI for the quarter
Energy sales continue to decline, offset by seasonal low prices in Spain
Announced curtailments drive production down ~50 KMT
Pricing to follow a 15-day lag to LME
Lower
prices
for energy sales in Brazil and U.S. hit ATOI by
$18M
Accelerated productivity program and raw material pricing
more than offset energy headwinds
ATOI to be up $10M excluding impact of pricing and currency
1Q 15
4Q 15
1Q 16
Production (kmt)
711
699
655
3
Party Shipments (kmt)
589
644
575
3
Party Revenue ($ Millions)
1,572
1,236
1,123
3
Party Price ($/MT)
2,420
1,799
1,793
ATOI ($ Millions)
187
(40)
14
1
Quarter ATOI Results
1
Quarter Business Highlights
1
Quarter ATOI Performance Bridge
2
Quarter Sequential Outlook
1
Metal Price = LME + Regional Premium; Regional Premium previously reported in Price/Mix category
14
rd
rd
rd
st
st
st
nd
1

[Alcoa logo]
2
days
lower
Base Business DWC +4 days Year-over-Year, Acquisitions Add 10 days
Average Days Working Capital since First Quarter 2011
6
days
lower
See appendix for days working capital reconciliation
2 days
lower
14 days
higher
Acquisitions (10 days)
Alcoa ex-Acquisitions (37 days)
37
4
days
higher YoY
from organic
business
3
days
higher
33
15
47
43
40
34
33
28
32
33
30
28
31
29
32
30
36
35
34
36
40
40
40

[Alcoa logo]
($ Millions)
1Q15
4Q15
1Q16
Net Income (Loss) before Noncontrolling Interests
$255
($765)
$11
Depreciation, Depletion and Amortization
$321
$321
$309
Change in Working Capital
($595)
$571
($469)
Pension Expense in Excess of Contributions
$37
$13
$13
Other Adjustments
($193)
$725
($294)
Cash from Operations
($175)
$865
($430)
Dividends to Shareholders
($54)
($74)
($57)
Change in Debt
$24
($122)
-
Net (Distributions)/Contributions from Noncontrolling Interests
($29)
($32)
($50)
Other Financing Activities
$33
($2)
-
Cash from Financing Activities
($26)
($230)
($107)
Capital Expenditures
($247)
($398)
($251)
Acquisitions/Divestitures/Asset Sales
($212)
-
$222
Other Investing Activities
($6)
($59)
$28
Cash from Investing Activities
($465)
($457)
($1)
Free Cash Flow
($422)
$467
($681)
Cash on Hand
$1,191
$1,919
$1,384
Seasonal Working Capital Increase Drives FCF to ($681) Million
1Q15, 4Q15 and 1Q16 Cash Flow
See appendix for Free Cash Flow reconciliation

[Alcoa logo]
1Q16 Asset Sale Announcements
Over $700 Million to be Generated by Announced Asset Sales
DBNG
Pipeline
Remmele
Company
Owned Life
Insurance
Sell all of Alcoa of Australia’s
20% minority
interest in the Australia Dampier to Bunbury Natural
Gas Pipeline
Western Australia’s principal gas transmission pipeline
and is the only pipeline connecting the gas
reserves in the north to Perth customers
~$150M
Cash Proceeds
~$100M
~$500M
Q2 2016
A $70M
contract manufacturer of medical devices,
including minimally invasive surgical tools, spinal,
drug infusion and dental implants, vascular
components, and urology instruments
Acquired in 2015 as part of RTI
transaction
Q2 2016
Q1 & Q2
2016
Redemption of company-owned life insurance
A portion
sold in 1Q ($234M), with
a second portion
in 2Q
Total Cash Proceeds
~$750M
Closing
1
Alcoa
of
Australia
is
owned
60%
by
Alcoa
Inc.
and
40%
by
Alumina
Limited.
1
Represents
full
year
2015
Pro
forma
revenue

1
2

[Alcoa logo]
1Q16
9,069
7,685
2015
9,052
7,133
2014
8,787
6,910
2013
8,246
6,809
2012
8,744
6,883
2011
9,273
7,334
($ Millions)
Net Debt
Cash
Debt-to-LTM EBITDA
2.47
2.84
4.16
LTM
=
last
twelve
months;
See
appendix
for
Net
Debt
and
LTM
EBITDA
reconciliations.
Note:
Debt
amounts
for
2011
–
2015 have been updated to reflect the
adoption of FASB guidance (effective January 1, 2016) requiring presentation of debt issuance costs as a reduction to debt rather than as a noncurrent asset.
Debt, Net Debt, and Debt-to-LTM EBITDA
Cash on hand at $1.4 Billion
2.79
3.24
3.28
18
1,939
1,861
1,437
1,877
1,919
1,384

[Alcoa logo]
China
1.0
0.9
China
0.4
0.9
0.8
6.5%
4.0%
1.5%
-0.3%
7.0%
7.0%
4.0%
3.0%
-0.4%
-0.5%
2016 Aluminum Demand growth at 5% while supply only grows at 2%
Primary aluminum demand and supply by region
2016 Primary Aluminum Demand & YoY Growth (Mt)
2016 Primary Aluminum Supply & YoY Growth (Mt)
-12.0%
1.5%
3.0%
2.0%
0.0%
25.0%
0.0%
8.0%
0.0%
0.0%
59.7 Mt
58.7 Mt
Russia
Brazil
Other
1
MENA
SE Asia
India
North Asia
Europe
North America
Russia
Brazil
Other
1
MENA
SE Asia
India
North Asia
Europe
North America
ROW +3%
China +6.5%
Global +5%
Global +2%
ROW +1.5%
China +3%
Source: Alcoa analysis, CRU, Wood Mackenzie, IAI, CNIA, NBS, Aladdiny; figures rounded;
1
Other includes Africa, E. Europe, Latin America ex Brazil, Oceania, Other Asia
19
30.8
7.0
6.8
4.2
2.4
2.3
2.2
2.2
31.7
4.0
4.0
2.7
5.6
4.9
3.7

[Alcoa logo]
Aluminum Deficit Continues; Projected at 1.1Mmt
Source:  Alcoa analysis, CRU, Wood Mackenzie, IAI, CNIA, NBS, Aladdiny, Bloomberg
Aluminum fundamentals overview
Premiums have started to stabilize ($/t)
220
200
180
160
140
120
100
80
03/31/16
150
01/01/16
10/01/15
USA
Japan
Europe (Duty Paid)
Changes since
Oct./Nov. Lows
+$30
+$25
Global Inventories at 59 days; -5 days YoY
Continue to see global deficit in 2016
2016E Aluminum Balance (kmt)
China
Rest of World
Surplus
930
Deficit
(1,980)
Prod. at Beginning Run Rate
Prod. to be Added/Restarted
Prod. to be Closed/Curtailed
Total Supply
Demand
Net Balance
+$19
Global Inventories
down 45% from
2009 Peak of
108 days
20
$1,200
$1,700
$2,200
$2,700
$3,200
0
7
14
21
28
35
42
49
56
63
70
77
84
91
98
105
Financed Stocks
China Incl SRB
Producer
Japan Port
LME Cash
176
115
China
30,700
3,400
(2,390)
31,710
(30,780)
930
Rest of
World
26,620
760
(410)
26,970
(28,950)
(1,980)

[Alcoa logo]
280
300
320
340
360
240
260
200
180
220
Mar
2016
Jan
2016
Jul
2015
Jan
2015
Alumina Deficit at 1.4Mmt; Refining Curtailments Support Price
Source: Alcoa analysis, CRU, Wood Mackenzie, IAI, CNIA, NBS, Aladdiny, Bloomberg
*Alumina price = FOB WA price
Alumina fundamentals overview
Demand growth at 4% while supply only grows at 1% in 2016
Price has started to recover ($/t)
Alumina Price*
+$52 vs.
Jan. Lows
China
Rest of
World
2016 Prod. at Beginning Run Rate
57,500
56,740
2016 Prod. to be Added/Restarted
4,370
1,410
2016 Prod. to be Closed/Curtailed
(3,790)
(3,020)
Imports/(Exports) –
Full Year
4,360
(4,360)
Total Supply
62,440
50,770
Demand
(62,300)
(52,330)
Net Balance
140
(1,560)
Continue to see large deficit for 2016
2016E Alumina Balance (kmt)
ROW
China
52.3
62.3
5.6%
2.7%
50.8
China
62.4
ROW
-3.2%
4.5%
Demand & YoY Growth (Mt)
Supply & YoY Growth (Mt)
114.6 Mt
113.2 Mt
21
Deficit
(1,420)
249
197

[Alcoa logo] Klaus Kleinfeld Chairman and Chief Executive Officer 22 April 11, 2016

[Alcoa logo]
Aerospace Growth at Lower Pace; Continued Growth in Automotive
End Market
2016 Growth
Global and Regional Commentary
Source: Alcoa analysis   1) International Air Transport Association 2016 Expectations 2) IHS (Jul 2015)
Alcoa End Markets: Current Assessment of 2016 vs. 2015
Aerospace
6% to 8%
Global sales
growth
Automotive
E.U.
1% to 4%
China
2% to 5%
N.A.
1% to 5%
•
Market Transition given unprecedented level of New Model Introductions
•
Lower Orders for Legacy models + Careful Ramp-Up of new models due to simultaneous launch of new technologies (body + engine) and supply chain changes
•
Large Commercial Aircraft Deliveries +9%
•
Strong
Commercial
Jet
Order
Book
of
~14,600
planes
:
>9
Years
Production
at
2015
delivery
rates
;
~23,800 engines
on firm order
•
Solid
Airline
Fundamentals
1
:
-’16FC +6.9% Passenger (’15: +6.7%);
+2.8% Cargo (’15: 1.7%);
-
Record Airline Profitability expected ($36B);
-
Global
trend
in
tact:
+Middle
Class
AND
+Urbanization
•
Cancellations
(2015
LCA)
Below
5-Year
Average
and
<2%
of
Gross
Order
Book
•
Production
Up:
+7.4%YTDFeb’16
(2.88M
vehicles)
•
Strong
Sales:
U.S.
sales
+3.1%YTDMar
‘16;
Light
Truck
penetration
at
57.9%
of
market
•
Sustained
demand:
Vehicles
12+
years
old
continue
to
grow
and
will
increase
15%
by
2020
2
•
Stable Inventory:
65 days
(industry target is 60-65 days)
•
Average
transaction
price
up
2%
(Mar’16
vs.
Mar’15)
driven
by
continued
strength
in
Light Truck;
ratio
of incentives to transaction price relatively flat
•
Rising
Production:
+1.9%YTDFeb
‘16,
West
up
+4.3%YTD(89%
share)
,
offsets
East,
down
-14.0%YTD
(11%
share)
•
Strong Registrations: +10.1%YTDFeb’16;
Exports to increase 6.9% in
2016 (+1.9% in 2015)
•
Recovering
Production:
+3.9%YTD
Feb’16
and
-1.2%YoY(Feb’16
vs.
Feb’15)
•
Sales +4.1%YTDFeb’15
and -1.3%YoY
(Feb’16 vs. Feb’15)
driven by tax incentives and light truck demand
•
Growth
propelled
by
increasing
middle
class,
exports,
and
evolving
emissions
policies
23
1% to 4%
Global
production
growth

[Alcoa logo]
HDT –
N.A.: Further Decline, Strength in Europe; Packaging Stable
End Market
2016 Growth
Global and Regional Commentary
Alcoa End Markets: Current Assessment of 2016 vs. 2015
Source: Alcoa analysis. HDT = Heavy Duty Truck. Packaging: 2016 Projections
Packaging
1% to 3%
Global sales
growth
N.A.
-1% to 0%
E.U.
1% to 2%
China
5% to 8%
•
Demand decline: Weakness (-1% to -2%) in Carbonated Soft Drinks (CSD)
•
Moderate growth
in Beer Segment
(+1% to +2%) to partially offset CSD
•
Growth
led
by
modest
growth
(1%
to
2%)
in
Western
Europe,
partially
offset
by
downward pressure in Eastern Europe (primarily declines in Russia)
•
Growth
led by aluminum can penetration from glass in beer segment
Heavy Duty Truck
and Trailer
N.A.
-23% to -27%
E.U.
1% to 5%
China
1% to 4%
•
Declining
Production:
Down
19.0%
YTD
Feb’16
at
40.4k
vs.
49.9k
trucks
•
Weak
Freight
Growth:
Freight
tonmiles
up
0.2%
YTD
Feb
’16
•
Weak Orders: Down 42.0% YoY (Feb’16 vs. Feb‘15)
•
Climbing
Inventory:
Up
15.6%
YoY
(Feb’16
vs.
Feb‘15)
at
66.8k
[10-year
average
47.4k]
•
Falling Orderbook: At 131.0k,
down 30.9% YoY
(Feb’16 vs. Feb‘15),
and
down 1.9%
month-
over-month. This still remains above its 10-year historical avg. of 101k
•
Strength
in
WEU:
Production
up
20.0%
YoY
(Feb’16
vs.
Feb’15)
and
up
20.9%
YTD
Feb
’16;
•
Registrations
up 21.8% YTD Feb ’16, despite Orders down 2.7% YTD Feb ’16
•
Decline in EEU:
Production down 8.6% YTD (Feb ‘16) from Russia and Turkey weakness
•
Strong
Sales:
Up
26.8%
YoY
(Feb’16
vs.
Feb‘15)
,
and
up
6.3%
YTD
Feb
’16
•
Production
Turning:
Down
1.3%
YoY
(Feb’16
vs.
Feb‘15)
,
and
down
7.3%
YTD
Feb
’16
24
-4% to 0%
Global
production
decline

[Alcoa logo]
Commercial B&C and Global Airfoil Market Continue to Grow

End Market
2016 Growth
Global and Regional Commentary
Source: Alcoa analysis;  B&C  = Building and construction.
Alcoa End Markets: Current Assessment of 2016 vs. 2015
Industrial
Gas Turbines
2% to 4%
Global airfoil
market growth
•
Market moving towards higher value-add product as customers develop new, high efficiency turbines with advanced technology
•
New heavy duty gas turbine units ordered +12%
in 2015 (globally)
•
U.S. (60 Hz) gas-fired generation +18.5% in 2015 driving strong demand for spares and component upgrades on existing turbines
•
2015 OECD electricity demand up 0.7% y/y but still 0.6% below 2008 levels
Building and
Construction
N.A.
4% to 6%
E.U.
0% to -2%
China
3% to 5%
4% to 6%
Global sales
growth
•
Non-Residential Contracts Awarded:
+4.7% in Feb. (mean of 12-month rolling average)
•
Architectural Billings Index Relatively Steady: In 2015, it averaged 51.6, with only
Aug.’15 registering below 50 at 48.8. In Feb.’16 it was 50.3, up from 49.6 in Jan.’16
•
Housing Starts
up +10.6% in 2015 (vs. 2014); starts grew +5.2% in Feb’16 (vs. Jan 16)
•
Flat to slight decline as E.U. economies continue to stabilize, outlook varies by country
•
Continued moderation of growth in 2016 from 5% in 2015 and 8% in 2014

[Alcoa logo]
Future Arconic: GRP and TCS on 3-Year Target; EPS New 2016 Goal

1Q16 Arconic Performance and 2016 Goals
GRP
TCS
EPS
3
rd
Party
Revenue
2
($B)
EBITDA (%, $/MT)
1Q 2016 Highlights
•
Revenue $1,397M; auto shipments up 38%
•
Strong
productivity;
$374
1
EBITDA/MT
•
Portfolio:
Strength in auto Improving Mix
•
Revenue at $429M
•
Strong productivity;
Record
1
st
quarter
EBITDA
Margin
14.9%
•
Portfolio:  BCS improving;
LA extrusions weak
2Q 2016 Outlook
•
ATOI up 5-7% YoY
excluding $15M impact to secure
alternative metal supply at Warrick
•
ATOI flat
YoY
•
ATOI up 5-10% YoY
2016 Goal
•
Record
1
st
quarter
revenue
$1,449M
•
Strong productivity; EBITDA Margin 21.0%
•
Portfolio:  ATEP ahead; FR progressing
1) EBITDA/MT includes impact from Warrick cold metal program. Without that impact, EBITDA/MT is $390   2) 3-Yr Target Revenue adjusted for FX/LME:
GRP $(0.9)M; TCS $(0.2)M  3) Does not include impact of announced sale of Remmele Medical Business   4) Excludes Warrick CMP impact.
See appendix for EBITDA reconciliations
6.0-6.2
7.2
2.1
2.0-2.2
6.0-6.2
6.1
~23%
~15%
$344/MT
4
$344/MT
~15%
3-Yr Target
2016 Goal
3-Yr Target
2016 Goal
3-Yr Target
2016 Goal
3
21-22%

$5.3B
$1.3B
3 Year
Target
$4.7B
$4.0B
2015
$2.5B
$7.2B
New Target
$4.1B
to
$4.2B
$1.9B
to
$2.0B
$6.0B to
$6.2B
EPS 2016 Goal: $6.0-6.2B Revenue, 21%-22% EBITDA Margin
2016 EPS Revenue ($B) and EBITDA (%) Overview
FX
Aero Industry
Headwinds
Non-Aero
Headwinds
Firth Rixson
Share Gains
(~ -$0.2B)
(~ -$0.5B)
(~ -$0.2B)
(~ -$0.3B)
(~ +$0.2B)
2016
2015
$161M
$1,110M
$949M
$1,000M
2016
$1,260M to
$1,360M
$260M
to
$360M
Productivity
Cost Increases
Competitive
Pricing
Share Gain and
Market
Full Year of RTI
(ATEP)
(~ +$400M)
(~ -$280M)
(~ -$100M)
(~ +$60M)
New Revenue Target of $6.0B to $6.2B
New EBITDA Target of 21% to 22%
21.0% -
22.0%
EBITDA margin
20.8%
EBITDA
margin
Inorganic
Organic
~23%
EBITDA
margin
1. Does not include impact of announced sale of Remmele Medical Business
See appendix for EBITDA reconciliations
(~ +$110M)
27
[Alcoa logo]
1
1

Productivity
o
Operational Improvement
o
Accelerated Capture of Synergies
Markets & Share Gains
o
Aerospace Market
o
Oil & Gas, Off-Highway Lower
o
Exiting Unprofitable Products
o
Entering New Engine Platforms
o
Optimizing Available Capacity
Cost Increases
o
Production Ramp-up
o
Qualification Costs
o
Labor Costs
Competitive Pricing
o
Legacy Contracts
Firth Rixson: Improvement Underway; 2016 EBITDA Margin 14%-16%
2015-2016 EPS Firth Rixson Revenue ($B) and EBITDA ($M,%) Overview
Q1 ’16 Actuals: $237M Revenue; 14.3% EBITDA
Q1 ’15 Actuals: $232M Revenue; 11.6% EBITDA
2015
Actual
$136M
$0.9B
$1.0 to
$1.1B
New 2016
Goal
$150M to
$170M
14.5%
EBITDA
margin
14.0% -
16.0%
EBITDA
margin
(~ +$55M)
(~ -$8M)
(~ -$40M)
(~ +$20M)
Revenue
EBITDA

[Alcoa logo]

1) ATEP (RTI) pre-acquisition results exclude deal-related costs  2) Does not include impact of announced sale of Remmele Medical Business; Post the sale ATEP
EBITDA margin target unchanged; revenue target range reduction dependent on timing (annual sales of $70 million).  See appendix for EBITDA reconciliations
$794M
$810M –
$830M
$135M –
$160M
2014 Actual
14.5%
EBITDA
margin
1Q 2015 Actual
1Q 2016 Actual
2016 Target
14.1%
EBITDA
margin
1
18.7%
EBITDA
margin
~17.0%
-
19.0%
EBITDA
margin
Pre-Acquisition: EBITDA Margin of ~14%
2014-2016 EPS ATEP Revenue ($M) and EBITDA ($M,%) Overview
ATEP Ahead of Integration Plan, Delivering 17-19% EBITDA Margin in 2016
Accelerated Capture of Synergies is 1 year ahead
Share Gains
Ti Aluminide for engine programs
Ti Mill Products for JSF
B787 PiBox
3D Printing for Airbus
$38M vs. $7.8M
gross synergies target achieved to date
Revenue
EBITDA
Revenue
EBITDA
Post-Acquisition: EBITDA
Margin
of
17%-19%
29
[Alcoa logo]
$38M
$203M
$28M
$198M
$115M
2

[Alcoa logo]
GRP Shifting to Higher Margin Led by Automotive Growth
Source: Alcoa Automotive Marketing
See appendix for EBITDA reconciliations
GRP Profitability and Auto Growth
133%
162%
Aero, Transportation
& Industrial
Packaging
GRP
+62%
-55%
EBITDA/MT
Indexed % change
Shifting to a Higher Margin Product Mix
GRP Growing Auto Revenue
2013
2011
2018P
2016E
2015
52% CAGR
+17%
GRP Automotive Sheet Revenue
$M
+2%
+3%
0
30
60
100
140
180
2011
2013
2015
1Q'16
$1,300
$956
$634
$229
$117

[Alcoa logo]
Productivity Programs Achieved $364M1 of $1,200M Target through Q1’16

Alcoa Gross Productivity Program Q12016
Future Arconic Achieved $179M of $650M Target
Future New Alcoa Achieved $175M of $550M Target
Business
Programs
Procurement
Overhead
Business
Programs
Procurement
Overhead
$98M
$70M
$11M
$27M
$142M
$6M
2016 Productivity
$ Millions
2016 Productivity
$ Millions
1)  Productivity: Future Arconic = $179M; Future New Alcoa = $175M; Corporate = $10M
$179M
$175M
$650M
$550M

[Alcoa logo]
500
0
10
20
30
40
60
50
0
1,000
3,000
2,500
2,000
1,500
40
100
20
60
80
0
120
400
500
100
0
300
200
New Alcoa: Driving Down Cost Curve in 2016, Meeting 3-Year Targets
32
1Q16 New Alcoa Highlights and 2016 Targets
Alumina: 21    Percentile
1Q 2016 Highlights
2016 Targets
$/MT
Reshaping portfolio:
Warrick smelter closed March 24
First full quarter with Wenatchee curtailed
Saudi
Arabia
smelter
Q1
record
low
cost/ton
Lowering costs:
$107m gross productivity
Cash
cost per ton declined $145/ton,
10% sequentially
Reshaping Portfolio:
Curtailed 1.2 mmt at Pt. Comfort
Saudi
Arabia
refinery
at
80%
of
capacity
First full quarter with Suralco curtailed
Lowering costs:
$68m gross productivity
Cash cost per ton declined $15/ton, 7%
sequentially
Aluminum: 38    Percentile
$/MT
2Q 2016 Outlook
ATOI up $10M from Q1
excluding pricing and currency
impacts
ATOI up $15M
from Q1
excluding pricing and currency
impacts
Alumina
Aluminum
2010:
30
th
Percentile
2015:
23
rd
Percentile
2016:
21
st
Percentile
Production (MMT)
2010:
51
st
Percentile
Production (MMT)
2016:
38
th
Percentile
2015:
43
rd
Percentile
st
th

[Alcoa logo]
Executing
Separation
–
On
Course
for
Second
Half
of
2016
33
Separation Approximate Timeline and Path to Completion
4Q 2015
1
st
Half 2016
2
nd
Half 2016
Launched New Value-Add
Name and
Brand and Refreshed Alcoa Brand
Separate
Supplier/Partner Contracts
Form 10 Filing
-
e.g.,
–
3-Year Carve-Out and 1-Year Pro-Forma
Financials
–
Form of Separation and Legal Structure
–
Capital Structure
–
Allocation of Assets and Liabilities
–
Governance Structure
Form 10
Effectiveness and Final
Board Approval
Complete Separation of IT
Systems
and Infrastructure
Complete Financing
Begin Trading
as Two Companies
Launched the Separation Program
Office
Announced the Executive
Management Teams
Confirmed U.S. Domicile
for
Both Companies
Launched New Business
Improvement Programs
for 2016
–
Value-Add to Deliver $650M
–
Upstream to Deliver $600M
–
Above Includes Overhead Reductions
Across Alcoa
($100M
1
in 2016, $225M over two years)
1)  $50M of $100M to be realized in 2016 comes from Value-Add, remaining $50M from Upstream.

[Alcoa logo] Successfully Launched Two Strong Brands Ahead of Separation 34 Arconic and New Alcoa branding

[Alcoa logo]
Arconic Geared for Profitable Growth; Significant Aero, Auto Traction
Robust Business Improvement Programs to Strengthen Both Portfolios
Pulling All Upstream Levers to Improve Profitability
35
On Track to Separate into Two Strong Companies
On Track for Completing Separation 2
nd
Half of 2016

[Alcoa logo]
Matthew Garth
Vice President, Investor Relations and FP&A
Alcoa
390 Park Avenue
New York, NY 10022-4608
Telephone:  (212) 836-2674
Email: matthew.garth@alcoa.com
www.alcoa.com
Additional Information

[Alcoa logo]

[Alcoa logo]
EPS Sequential Quarter Bridge
Value
Add
Segment
Bridges
–
1Q
2016
GRP Sequential Quarter Bridge
EPS = Engineered Products and Solutions     GRP = Global Rolled Products
TCS = Transportation and Construction Solutions
4Q15
$123
Price /
Mix
-$19
Volume
$20
Currency
$1
1Q16
$162
Cost
Increases/
Other
-$9
Productivity
$46
TCS Sequential Quarter Bridge
$4
Price /
Mix
$1
Volume
-$3
Currency
1Q16
$39
Cost
Increases/
Other
-$3
Productivity
$0
4Q15
$40
1Q16
$68
Cost
Increases
/ Other
$4
Prod-
uctivity
$7
4Q15
$52
Price /
Mix
$3
Volume
$3
Currency
-$1
38
$ Millions
$ Millions
$ Millions

[Alcoa logo]
Upstream Segment Bridges –
1Q 2016
Volume
-$10
$8
Cost
Increases
/ Other
-$13
Energy
Currency
$34
API
-$261
LME
-$20
1Q15
$221
-$5
Prod-
uctivity
$47
Price /
Mix
$15
1Q16
Alumina Year-over-Year Bridge
Primary Metals Year-over-Year Bridge
$70
Metal
Prices
-$288
1Q15
$187
1Q16
$14
Cost
Increases
/ Other
-$24
Energy
-$8
Prod-
uctivity
$77
Price /
Mix
-$5
Volume
-$1
Currency
$6
API

$ Millions
$ Millions

[Alcoa logo]
Revenue Change by Market -
1Q 2016
2%
25%
7%
0%
(14%)
0%
27%
(10%)
7%
(26%)
(9%)
8%
10%
(4%)
(3%)
(21%)
(16%)
52%
(18%)
13%
(39%)
(29%)
1Q16 Third-Party Revenue
Sequential
Change
Year-Over-Year
Change
40
27%
4%
2%
6%
6%
5%
2%
11%
3%
11%
23%
Aerospace
Automotive
Brazing
B&C
Comm. Transport
Industrial Products
IGT
Packaging
Distribution/Other
Alumina
Primary Metals

[Alcoa logo]
Composition of Upstream Production Costs
Input Cost
Inventory flow
Pricing
convention
Annual ATOI
Sensitivity
Fuel oil
1 –
2 months
Prior month
$2m per $1/bbl
Natural gas
N/A
N/A
N/A
Caustic soda
3 -
6 months
Spot & semi-
annual
$6m per
$10/DMT
Refining Cost Structure
Smelting Cost Structure
Input Cost
Inventory flow
Pricing convention
Annual ATOI
Sensitivity
Coke
1 -
2 months
Spot, quarterly &
semi-annual
$5m per
$10/MT
Pitch
1 -
2 months
Spot, quarterly &
semi-annual
$1m per
$10/MT
1
Natural gas information related to Point Comfort will no longer apply as we are curtailing the plant. Australia is priced on a rolling 16 quarter average
41
Alumina
31%
Carbon
13%
Power
24%
Materials
7%
Conversion
25%
Fuel Oil
7%
Natural gas
13%
Caustic
10%
Bauxite
26%
Conversion
44%
1

[Alcoa logo]
Alcoa Upstream Capacity Closed, Sold, and Idled
Facility
Year
kmt
Baie Comeau
2008
53
Eastalco
2010
195
Badin
2010
60
Tennessee
2011
215
Rockdale
2011
76
Baie Comeau
2013
105
Fusina
2013
44
Massena East
2013
41
Massena East
2014
84
Point Henry
2014
190
Portovesme
2014
150
Mt. Holly
(sale)
2014
115
Pocos
2015
96
Warrick
2016
269
Total
1,693
Closed/sold since December 2007
Facility
Year
kmt
Portland
2008
30
Rockdale
2008
191
Aviles
2012
32
La Coruna
2012
24
Sao Luis
2013
97
Sao Luis
2014
97
Sao Luis
2015
74
Wenatchee
2015
184
Total
729
Smelting Capacity
Idled
Refining Capacity
Facility
Year
kmt
Jamalco
(sale)
2014
779
Total
779
Closed/sold since December 2007
Facility
Year
kmt
Point Comfort
2008
340
Suriname
2009
870
Suriname
2015
1,337
Point Comfort
2016
1,508
Total
4,055
Idled

[Alcoa logo]
Reconciliation of ATOI to Consolidated Net Income (Loss) Attributable to Alcoa
(in millions)
1Q15
2Q15
3Q15
4Q15
2015
1Q16
Total segment ATOI
$656
$567
$410
$273
$1,906
$291
Unallocated amounts (net of tax):
Impact of LIFO
7
36
50
43
136
4
Metal
price lag
(23)
(39)
(48)
(23)
(133)
1
Interest expense
(80)
(80)
(80)
(84)
(324)
(83)
Noncontrolling interests
(60)
(67)
(62)
64
(125)
5
Corporate expense
(62)
(65)
(72)
(67)
(266)
(55)
Impairment
of
goodwill
–
–
–
(25)
(25)
–
Restructuring and other charges
(161)
(159)
(48)
(575)
(943)
(61)
Other
(82)
(53)
(106)
(307)
(548)
(86)
Consolidated net income
(loss)
attributable
to Alcoa
$195
$140
$44
$(701)
$(322)
$16

[Alcoa logo]
Reconciliation of ATOI to Consolidated Net Income (Loss) Attributable to
Alcoa
(1)
–
Supplemental View
(in millions)
1Q14
2Q14
3Q14
4Q14
2014
1Q15
2Q15
3Q15
4Q15
2015
1Q16
Total
segment
ATOI
(2)
$320
$408
$581
$659
$1,968
$656
$567
$410
$273
$1,906
$291
Unallocated amounts (net of tax):
Impact of LIFO
(7)
(8)
(18)
(21)
(54)
7
36
50
43
136
4
Metal
price lag
(2)
7
11
38
22
78
(23)
(39)
(48)
(23)
(133)
1
Interest expense
(78)
(69)
(72)
(80)
(299)
(80)
(80)
(80)
(84)
(324)
(83)
Noncontrolling interests
(20)
(13)
(29)
(72)
(134)
(95)
(87)
(92)
(25)
(299)
3
Corporate expense
(66)
(58)
(68)
(60)
(252)
(56)
(60)
(55)
(55)
(226)
(38)
Other
(58)
(55)
(62)
(16)
(191)
(46)
(87)
(76)
(64)
(273)
(70)
Income
excluding
special
items
98
216
370
432
1,116
363
250
109
65
787
108
Special
items
(3)
(276)
(78)
(221)
(273)
(848)
(168)
(110)
(65)
(766)
(1,109)
(92)
Consolidated net (loss)
income
attributable to Alcoa
$(178)
$138
$149
$159
$268
$195
$140
$44
$(701)
$(322)
$16
44
(1)
In the third quarter of 2015, management approved a realignment of Alcoa’s Engineered Products and Solutions segment due to the expansion of this part of Alcoa’s business portfolio through both organic and inorganic growth.  A portion of this realignment consisted of moving the Latin American extrusions business from Corporate into a new Transportation and Construction
Solutions segment (see the Reconciliation of Transportation and Construction Solutions Adjusted EBITDA for additional information).  Segment information for all prior periods presented was revised to reflect the new segment structure.
(2)
Effective in the second quarter of 2015, management removed the impact of metal price lag from the results of the Global Rolled
Products and Engineered Products and Solutions (now Engineered Products and Solutions and Transportation and
Construction Solutions –
see footnote 1 above) segments in order to enhance the visibility of the underlying operating performance of these businesses. Metal price lag describes the timing difference created when the average price of metal sold differs from the average cost of the metal when purchased by the respective segment.
The impact of metal price lag is now reported as a
separate line item in Alcoa’s reconciliation of total segment ATOI to consolidated net (loss) income attributable to Alcoa.
As a result, this change does not impact the consolidated results of Alcoa.
Segment information for all prior periods presented
was updated to reflect this change.
(3)
Special items are defined as restructuring and other charges, discrete tax items, and other special items.  See the Reconciliation of Adjusted Income for additional information.
NOTES FOR CORPORATE AMOUNTS:
LIFO
and
Metal
price
lag
–
these
items
tend
to
offset
each
other
over
time
as
the
same
underlying
market
conditions
typically
drive
both
amounts.
Noncontrolling
interests
–
primarily
represents
Alumina
Limited’s
40%
share
of
the
operating
results
of
the
Alcoa
World
Alumina
and
Chemicals
joint
venture,
which
principally
comprises
Alcoa’s
Alumina
segment.
Corporate
expense
–
represents
general
and
administrative
expenses
attributable
to
Alcoa’s
corporate
and
business
support
locations,
as
well
as
costs
associated
with
Alcoa’s
corporate
research
and
development center.
Other
–
includes all other income and expenses not included in the segments, primarily: postretirement benefits and environmental remediation costs associated with certain closed or divested businesses;
various corporate eliminations of inter-segment transactions; certain corporate foreign currency gains and losses; and the impact of the difference between the income tax rates applicable to the segments and the consolidated effective tax rate of the Company.

[Alcoa logo]
Reconciliation of Adjusted Income (Loss)
(in millions, except
per-share amounts)
Income (Loss)
Diluted EPS
(3)
Quarter ended
Quarter ended
March 31,
December 31,
March 31,
March 31,
December 31,
March 31,
2015
2015
2016
2015
2015
2016
Net income (loss)
attributable to Alcoa
$195
$(701)
$16
$0.14
$(0.55)
$0.00
Restructuring and
other charges
158
507
61
Discrete tax items
(1)
–
187
2
Other special items
(2)
10
72
29
Net income
attributable to Alcoa
–
as adjusted
$363
$65
$108
0.28
0.04
0.07
Net
income
(loss)
attributable
to
Alcoa
–
as
adjusted
is
a
non-GAAP
financial
measure.
Management
believes
that
this
measure
is
meaningful
to
investors
because
management
reviews
the
operating
results
of
Alcoa
excluding
the
impacts
of
restructuring
and
other
charges,
discrete
tax
items,
and other special items (collectively, “special items”).  There can be no assurances that additional special items will not occur in future periods.  To compensate for this limitation, management believes that it is appropriate to consider both Net income (loss) attributable to Alcoa determined under
GAAP
as
well
as
Net
income
attributable
to
Alcoa
–
as
adjusted.
(1)
Discrete tax items include the following:
•
for the quarter ended March 31, 2016, a net charge for a number of small items; and
•
for the quarter ended December 31, 2015, a charge for valuation allowances related to certain U.S. and Iceland deferred tax assets ($190) and a net benefit for a small number of items ($3).
(2)
Other special items include the following:
•
for the quarter ended March 31, 2016, costs associated with the planned separation of Alcoa ($17), an unfavorable tax impact resulting from the difference between Alcoa’s consolidated estimated annual effective tax rate and the statutory rates applicable to special items ($8), an unfavorable tax impact related to the interim period treatment of operational losses in certain foreign jurisdictions for which no tax benefit was recognized ($2), and a write-down on inventory related to the permanent closure of the Warrick smelter ($2);
•
for
the
quarter
ended
December
31,
2015,
a
write-down
of
inventory
related
to
the
permanent
closure
or
temporary
curtailment
of
various
facilities
in
Suriname
and
the
United
States
($28),
an
impairment
of
goodwill
related
to
the
soft
alloy
extrusion
business
in
Brazil
($25),
costs
associated
with
the
planned
separation
of
Alcoa
($12),
a
net
unfavorable
change
in
certain
mark-to-market
energy
derivative
contracts
($5),
and
an
unfavorable
tax
impact
related
to
the
interim
period
treatment
of
operational
losses
in
certain
foreign
jurisdictions
for
which
no
tax
benefit
was
recognized
($2); and
•
for
the
quarter
ended
March
31,
2015,
an
unfavorable
tax
impact
related
to
the
interim
period
treatment
of
operational
losses
in
certain
foreign
jurisdictions
for
which
no
tax
benefit
was
recognized
($35),
a
favorable
tax
impact
resulting
from
the
difference
between
Alcoa’s
consolidated
estimated annual effective tax rate and the statutory rates applicable to special items ($31), costs associated with acquisitions of aerospace businesses ($7), and a net favorable change in certain mark-to-market energy derivative contracts ($1).
(3)
The
average
number
of
shares
applicable
to
diluted
EPS
for
Net
income
(loss)
attributable
to
Alcoa
common
shareholders
excludes
certain
share
equivalents
as
their
effect
was
anti-dilutive.
However,
certain
of
these
share
equivalents
may
become
dilutive
in
the
EPS
calculation
applicable
to
Net
income
attributable
to
Alcoa
common
shareholders
–
as
adjusted
due
to
a
larger
and/or
positive
numerator.
Specifically:
•
for
the
quarter
ended
March
31,
2016,
share
equivalents
associated
with
outstanding
employee
stock
options
and
awards
were
dilutive
based
on
Net
income
attributable
to
Alcoa
common
shareholders
–
as
adjusted,
resulting
in
a
diluted
average
number
of
shares
of
•
1,324,558,308;
•
for
the
quarter
ended
December
31,
2015,
share
equivalents
associated
with
outstanding
employee
stock
options
and
awards
were
dilutive
based
on
Net
income
attributable
to
Alcoa
common
shareholders
–
as
adjusted,
resulting
in
a
diluted
average
number
of
shares
of
1,324,378,133;
and
•
for
the
quarter
ended
March
30,
2015,
share
equivalents
associated
with
mandatory
convertible
preferred
were
diluted
based
on
Net
Income
attributable
to
Alcoa
common
shareholders
–
as
adjusted,
resulting
in
a
diluted
average
number
of
shares
of
1,315,558,890.
Additionally,
the
subtraction
of
preferred
stock
dividends
declared
from
the
numerator
(see
footnote
1
to
the
Statement
of
Consolidated
Operations)
needs
to
be
reversed
since
the
related
mandatory
convertible
preferred
stock
was
dilutive
in
the
EPS
calculation
for
Net
income
attributable
to
Alcoa
–
as
adjusted.

[Alcoa logo]
Reconciliation of Alcoa Adjusted EBITDA
($ in millions)
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
1Q15
4Q15
1Q16
Net income (loss) attributable to Alcoa
$1,233
$2,248
$2,564
$(74)
$(1,151)
$254
$611
$191
$(2,285)
$268
$(322)
$195
$(701)
$16
Add:
Net income (loss) attributable to noncontrolling
interests
259
436
365
221
61
138
194
(29)
41
(91)
125
60
(64)
(5)
Cumulative effect of accounting changes
2
–
–
–
–
–
–
–
–
–
–
–
–
–
Loss (income) from discontinued operations
50
(22)
250
303
166
8
3
–
–
–
–
–
–
–
Provision (benefit) for income taxes
464
853
1,623
342
(574)
148
255
162
428
320
445
226
44
30
Other (income) expenses, net
(478)
(236)
(1,920)
(59)
(161)
5
(87)
(341)
(25)
47
2
(12)
29
34
Interest expense
339
384
401
407
470
494
524
490
453
473
498
122
129
127
Restructuring and other charges
266
507
268
939
237
207
281
172
782
1,168
1,195
177
735
93
Impairment of goodwill
–
–
–
–
–
–
–
–
1,731
–
25
–
25
–
Provision for depreciation, depletion, and
amortization
1,227
1,252
1,244
1,234
1,311
1,450
1,479
1,460
1,421
1,371
1,280
321
322
308
Adjusted EBITDA
$3,362
$5,422
$4,795
$3,313
$359
$2,704
$3,260
$2,105
$2,546
$3,556
$3,248
$1,089
$519
$603
Sales
$24,149
$28,950
$29,280
$26,901
$18,439
$21,013
$24,951
$23,700
$23,032
$23,906
$22,534
$5,819
$5,245
$4,947
Adjusted EBITDA Margin
13.9%
18.7%
16.4%
12.3%
1.9%
12.9%
13.1%
8.9%
11.1%
14.9%
14.4%
18.7%
9.9%
12.2%
Alcoa’s
definition
of
Adjusted
EBITDA
(Earnings
before
interest,
taxes,
depreciation,
and
amortization)
is
net
margin
plus
an
add-back
for
depreciation,
depletion,
and
amortization.
Net
margin
is
equivalent
to
Sales
minus
the
following
items:
Cost
of
goods
sold;
Selling,
general
administrative,
and
other
expenses;
Research
and
development
expenses;
and
Provision
for
depreciation,
depletion,
and
amortization.
Adjusted
EBITDA
is
a
non-
GAAP
financial
measure.
Management
believes
that
this
measure
is
meaningful
to
investors
because
Adjusted
EBITDA
provides
additional
information
with
respect
to
Alcoa’s
operating
performance
and
the
Company’s
ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]
Reconciliation of Alumina Adjusted EBITDA
($ in millions, except per metric ton amounts)
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
1Q15
4Q15
1Q16
After-tax operating income (ATOI)
$682
$1,050
$956
$727
$112
$301
$607
$90
$259
$370
$746
$221
$98
$8
Add:
Depreciation, depletion, and amortization
172
192
267
268
292
406
444
455
426
387
296
80
68
63
Equity loss (income)
–
2
(1)
(7)
(8)
(10)
(25)
(5)
4
29
41
7
14
14
Income taxes
246
428
340
277
(22)
60
179
(27)
66
153
300
92
36
5
Other
(8)
(6)
2
(26)
(92)
(5)
(44)
(8)
(6)
(28)
1
–
2
–
Adjusted EBITDA
$1,092
$1,666
$1,564
$1,239
$282
$752
$1,161
$505
$749
$911
$1,384
$400
$218
$90
Production (thousand metric tons) (kmt)
14,598
15,128
15,084
15,256
14,265
15,922
16,486
16,342
16,618
16,606
15,720
3,933
3,856
3,330
Adjusted EBITDA / Production
($ per metric ton)
$75
$110
$104
$81
$20
$47
$70
$31
$45
$55
$88
$102
$57
$27
Alcoa’s
definition
of
Adjusted
EBITDA
(Earnings
before
interest,
taxes,
depreciation,
and
amortization)
is
net
margin
plus
an
add-back
for
depreciation,
depletion,
and
amortization.
Net
margin
is
equivalent
to
Sales
minus
the
following
items:
Cost
of
goods
sold;
Selling,
general
administrative,
and
other
expenses;
Research
and
development
expenses;
and
Provision
for
depreciation,
depletion,
and
amortization.
The
Other
line
in
the
table
above
includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides
additional
information
with
respect
to
Alcoa’s
operating
performance
and
the
Company’s
ability
to
meet
its
financial
obligations.
The
Adjusted
EBITDA
presented
may
not
be
comparable
to
similarly
titled
measures
of
other companies.

[Alcoa logo]
Reconciliation of Primary Metals Adjusted EBITDA
($ in millions, except per metric ton amounts)
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
1Q15
4Q15
1Q16
After-tax operating income (ATOI)
$822
$1,760
$1,445
$931
$(612)
$488
$481
$309
$(20)
$594
$155
$187
$(40)
$14
Add:
Depreciation, depletion, and
amortization
368
395
410
503
560
571
556
532
526
494
429
109
105
102
Equity loss (income)
12
(82)
(57)
(2)
26
(1)
7
27
51
34
12
3
(3)
(4)
Income taxes
307
726
542
172
(365)
96
92
106
(74)
203
(28)
57
(42)
(16)
Other
(96)
(13)
(27)
(32)
(176)
(7)
2
(422)
(8)
(6)
(2)
(1)
1
(1)
Adjusted EBITDA
$1,413
$2,786
$2,313
$1,572
$(567)
$1,147
$1,138
$552
$475
$1,319
$566
$355
$21
$95
Production (thousand metric tons) (kmt)
3,554
3,552
3,693
4,007
3,564
3,586
3,775
3,742
3,550
3,125
2,811
711
699
655
Adjusted EBITDA / Production
($ per metric ton)
$398
$784
$626
$392
$(159)
$320
$301
$148
$134
$422
$201
$499
$30
$145
Alcoa’s
definition
of
Adjusted
EBITDA
(Earnings
before
interest,
taxes,
depreciation,
and
amortization)
is
net
margin
plus
an
add-back
for
depreciation,
depletion,
and
amortization.
Net
margin
is
equivalent
to
Sales
minus
the
following
items:
Cost
of
goods
sold;
Selling,
general
administrative,
and
other
expenses;
Research
and
development
expenses;
and
Provision
for
depreciation,
depletion,
and
amortization.
The
Other
line
in
the
table
above includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted
EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]
Reconciliation of Upstream(1) Adjusted EBITDA
(in millions)
2008
2009
2010
2011
2012
2013
2014
2015
1Q15
4Q15
1Q16
After-tax operating income (ATOI)
$1,658
$(500)
$789
$1,088
$399
$239
$964
$901
$408
$58
$22
Add:
Depreciation, depletion, and amortization
771
852
977
1,000
987
952
881
725
189
173
165
Equity (income) loss
(9)
18
(11)
(18)
22
55
63
53
10
11
10
Income taxes
449
(387)
156
271
79
(8)
356
272
149
(6)
(11)
Other
(58)
(268)
(12)
(42)
(430)
(14)
(34)
(1)
(1)
3
(1)
Adjusted EBITDA
$2,811
$(285)
$1,899
$2,299
$1,057
$1,224
$2,230
$1,950
$755
$239
$185
Alcoa’s
definition
of
Adjusted
EBITDA
(Earnings
before
interest,
taxes,
depreciation,
and
amortization)
is
net
margin
plus
an
add-back
for
depreciation,
depletion,
and
amortization.
Net
margin
is
equivalent
to
Sales
minus
the
following
items:
Cost
of
goods
sold;
Selling,
general
administrative,
and
other
expenses;
Research
and
development
expenses;
and
Provision
for
depreciation,
depletion,
and
amortization.
The
Other
line
in
the
table
above includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted
EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1)
Upstream is composed of the Alumina and Primary Metals segments.

[Alcoa logo]
Reconciliation of Global Rolled Products Adjusted EBITDA
($ in millions, except per metric ton amounts)
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
1Q15
4Q15
1Q16
After-tax operating income (ATOI)
$278
$233
$178
$(3)
$(49)
$220
$266
$358
$292
$245
$244
$54
$52
$68
Add:
Depreciation, depletion, and amortization
220
223
227
216
227
238
237
229
226
235
227
56
59
56
Equity loss
–
2
–
–
–
–
3
6
13
27
32
9
8
11
Income taxes
121
58
92
35
48
92
104
167
123
89
109
36
20
34
Other
1
20
1
6
(2)
1
1
(2)
–
(1)
(1)
–
–
(1)
Adjusted EBITDA
$620
$536
$498
$254
$224
$551
$611
$758
$654
$595
$611
$155
$139
$168
Total shipments (thousand metric tons) (kmt)
2,250
2,376
2,482
2,361
1,888
1,755
1,866
1,943
1,989
2,056
1,836
447
446
449
Adjusted EBITDA / Total shipments
($ per metric ton)
$276
$226
$201
$108
$119
$314
$327
$390
$329
$289
$333
$347
$312
$374
Alcoa’s
definition
of
Adjusted
EBITDA
(Earnings
before
interest,
taxes,
depreciation,
and
amortization)
is
net
margin
plus
an
add-back
for
depreciation,
depletion,
and
amortization.
Net
margin
is
equivalent
to
Sales
minus
the
following
items:
Cost
of
goods
sold;
Selling,
general
administrative,
and
other
expenses;
Research
and
development
expenses;
and
Provision
for
depreciation,
depletion,
and
amortization.
The
Other
line
in
the
table
above includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted
EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]
Reconciliation of Engineered Products and Solutions Adjusted
EBITDA
($ in millions)
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
1Q15
4Q15
1Q16
After-tax operating income (ATOI)
$183
$237
$351
$465
$321
$355
$436
$484
$569
$579
$595
$156
$123
$162
Add:
Depreciation, depletion, and
amortization
114
111
114
118
118
114
120
122
124
137
233
51
67
65
Income taxes
86
128
186
225
159
182
224
248
286
298
282
76
54
78
Other
(12)
2
2
2
2
–
–
–
–
–
–
(1)
–
–
Adjusted EBITDA
$371
$478
$653
$810
$600
$651
$780
$854
$979
$1,014
$1,110
$282
$244
$305
Third-party sales
$2,966
$3,406
$3,821
$4,215
$3,355
$3,225
$3,716
$3,863
$4,054
$4,217
$5,342
$1,257
$1,409
$1,449
Adjusted EBITDA Margin
12.5%
14.0%
17.1%
19.2%
17.9%
20.2%
21.0%
22.1%
24.1%
24.0%
20.8%
22.4%
17.3%
21.0%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]
Reconciliation of Transportation and Construction Solutions Adjusted
EBITDA
($ in millions)
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
1Q15
4Q15
1Q16
After-tax operating income (ATOI)
$94
$129
$94
$82
$5
$73
$109
$126
$167
$180
$166
$38
$40
$39
Add:
Depreciation, depletion, and
amortization
50
45
55
53
65
48
45
42
42
42
43
10
11
11
Equity loss (income)
–
6
–
–
(2)
(2)
(1)
–
–
–
–
–
–
–
Income taxes
30
27
7
–
(21)
18
38
49
67
69
63
14
14
14
Other
1
(4)
(10)
–
–
–
(1)
(9)
(2)
–
(1)
1
–
–
Adjusted EBITDA
$175
$203
$146
$135
$47
$137
$190
$208
$274
$291
$271
$63
$65
$64
Third-party sales
$1,954
$2,204
$2,249
$2,270
$1,537
$1,656
$1,936
$1,914
$1,951
$2,021
$1,882
$471
$444
$429
Adjusted EBITDA Margin
9.0%
9.2%
6.5%
5.9%
3.1%
8.3%
9.8%
10.9%
14.0%
14.4%
14.4%
13.4%
14.6%
14.9%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]
Reconciliation
of
Value
Add
(1)
Adjusted
EBITDA
($ in millions)
2008
2009
2010
2011
2012
2013
2014
2015
1Q15
4Q15
1Q16
After-tax operating income (ATOI)
$544
$277
$648
$811
$968
$1,028
$1,004
$1,005
$248
$215
$269
Add:
Depreciation, depletion, and amortization
387
410
400
402
393
392
414
503
117
137
132
Equity (income) loss
–
(2)
(2)
2
6
13
27
32
9
8
11
Income taxes
260
186
292
366
464
476
456
454
126
88
126
Other
8
–
1
–
(11)
(2)
(1)
(2)
–
–
(1)
Adjusted EBITDA
$1,199
$871
$1,339
$1,581
$1,820
$1,907
$1,900
$1,992
$500
$448
$537
Third-party sales
$15,451
$10,961
$11,158
$13,294
$13,155
$13,111
$13,589
$13,462
$3,349
$3,275
$3,275
Adjusted EBITDA Margin
7.8%
7.9%
12.0%
11.9%
13.8%
14.5%
14.0%
14.8%
14.9%
13.7%
16.4%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other non-operating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

(1)
Value Add is composed of the Global Rolled Products, Engineered Products and Solutions, and Transportation and Construction Solutions segments.

[Alcoa logo]
Reconciliation of Free Cash Flow
(in millions)
Year ended
Quarter ended
December 31,
2010
December 31,
2011
December 31,
2012
December 31,
2013
December 31,
2014
December 31,
2015
March 31,
2015
December 31,
2015
March 31,
2016
Cash from
operations
$2,261
$2,193
$1,497
$1,578
$1,674
$1,582
$(175)
$865
$(430)
Capital
expenditures
(1,015)
(1,287)
(1,261)
(1,193)
(1,219)
(1,180)
(247)
(398)
(251)
Free cash flow
$1,246
$906
$236
$385
$455
$402
$(422)
$467
$(681)
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

[Alcoa logo]
Days Working Capital
Days Working Capital = Working Capital divided by (Sales/number of days in the quarter).
(1)
The deferred purchase price receivable relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis.  Alcoa is adding back this receivable for the purposes of the Days Working Capital calculation.
(2)
The Working Capital for each period
presented represents an average quarter Working Capital, which reflects the capital invested during a given quarter.  As such, the components of Working Capital for each period presented represent the average of the ending balances in each of the three months during the respective quarter.
55
($ in millions)
Quarter ended
31-Mar-12
30-Jun-12
30-Sep-12
31-Dec-12
31-Mar-13
30-Jun-13
30-Sep-13
31-Dec-13
Receivables from
customers, less allowances
$1,709
$1,650
$1,600
$1,573
$1,704
$1,483
$1,427
$1,383
Add: Deferred purchase
price
receivable
(1)
85
144
104
53
50
223
347
339
Receivables from
customers, less
allowances, as
adjusted
1,794
1,794
1,704
1,626
1,754
1,706
1,774
1,722
Add: Inventories
3,079
3,097
3,051
2,894
2,961
2,949
2,932
2,783
Less: Accounts
payable,
trade
2,660
2,594
2,496
2,587
2,656
2,820
2,746
2,816
Working Capital
(2)
$2,213
$2,297
$2,259
$1,933
$2,059
$1,835
$1,960
$1,689
Sales
$6,006
$5,963
$5,833
$5,898
$5,833
$5,849
$5,765
$5,585
Days Working
Capital
34
35
36
30
32
29
31
28

[Alcoa logo]
Days Working Capital
Days Working Capital = Working Capital divided by (Sales/number of days in the quarter).
(1)
The deferred purchase price receivable relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis.  Alcoa is adding back this receivable for the purposes of the Days Working Capital calculation.
(2)
The Working Capital for each period
presented represents an average quarter Working Capital, which reflects the capital invested during a given quarter.  As such, the components of Working Capital for each period presented represent the average of the ending balances in each of the three months during the respective quarter.
(3)
In the quarters ended September 30, 2015, December 31, 2015,  and March 31, 2016 Working Capital and Sales include $405 and $147, respectively, $606 and $207, respectively, and $640 and $217, respectively, related to two acquisitions, TITAL (March
2015), and RTI International Metals (July 2015).  Excluding these amounts, Days Working Capital was 35, 33 and 37 for the quarters ended September 30, 2015, December 31, 2015, and March 31, 2016, respectively.
56
($ in millions)
Quarter ended
31-Mar-14
30-Jun-14
30-Sep-14
31-Dec-14
31-Mar-15
30-Jun-15
30-Sep-15
(3)
31-Dec-15
(3)
31-Mar-16
(3)
Receivables from
customers, less allowances
$1,391
$1,401
$1,526
$1,513
$1,487
$1,548
$1,489
$1,428
$1,462
Add: Deferred purchase
price
receivable
(1)
238
371
438
395
389
421
382
324
238
Receivables from
customers, less
allowances, as
adjusted
1,629
1,772
1,964
1,908
1,876
1,969
1,871
1,752
1,700
Add: Inventories
2,974
3,201
3,194
3,064
3,189
3,230
3,443
3,523
3,516
Less: Accounts
payable,
trade
2,813
2,880
3,016
3,021
2,936
2,978
2,871
2,842
2,654
Working Capital
(2)
$1,790
$2,093
$2,142
$1,951
$2,129
$2,221
$2,443
$2,433
$2,562
Sales
$5,454
$5,836
$6,239
$6,377
$5,819
$5,897
$5,573
$5,245
$4,947
Days Working
Capital
30
33
32
28
33
34
40
43
47

[Alcoa logo]
Reconciliation of Net Debt
Net debt
is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management assesses Alcoa’s leverage position after factoring in available cash that could be used to repay outstanding debt.
(in millions)
December 31,
March 31,
2011
2012
2013
2014
2015
2016
Short-term borrowings
$62
$53
$57
$54
$38
$40
Commercial paper
224
–
–
–
–
–
Long-term debt due within one year
445
465
655
29
21
772
Long-term debt, less amount due within one year
8,542
8,226
7,534
8,704
8,993
8,257
Total debt
(1)
9,273
8,744
8,246
8,787
9,052
9,069
Less: Cash and cash equivalents
1,939
1,861
1,437
1,877
1,919
1,384
Net debt
$7,334
$6,883
$6,809
$6,910
$7,133
$7,685
57
(1)
Debt amounts for 2011-2015 have been updated to reflect the adoption of FASB guidance (effective January 1, 2016) requiring presentation of debt issuance costs as a reduction of debt rather than as a noncurrent asset.

[Alcoa logo]
Reconciliation of Debt-to-Adjusted EBITDA Ratio
($ in millions)
2011
2012
2013
2014
2015
1Q16*
Net income (loss) attributable to Alcoa
$611
$191
$(2,285)
$268
$(322)
$(501)
Add:
Net income (loss) attributable to noncontrolling
interests
194
(29)
41
(91)
125
60
Loss from discontinued operations
3
–
–
–
–
–
Provision for income taxes
255
162
428
320
445
249
Other expenses (income), net
(87)
(341)
(25)
47
2
48
Interest expense
524
490
453
473
498
503
Restructuring and other charges
281
172
782
1,168
1,195
1,111
Impairment of goodwill
–
–
1,731
–
25
25
Provision for depreciation, depletion, and
amortization
1,479
1,460
1,421
1,371
1,280
1,267
Adjusted EBITDA
$3,260
$2,105
$2,546
$3,556
$3,248
$2,762
Total Debt
(1)
$9,273
$8,744
$8,246
$8,787
$9,052
$9,069
Debt-to-Adjusted EBITDA Ratio
2.84
4.16
3.24
2.47
2.79
3.28
Alcoa’s
definition
of
Adjusted
EBITDA
(Earnings
before
interest,
taxes,
depreciation,
and
amortization)
is
net
margin
plus
an
add-back
for
depreciation,
depletion,
and
amortization.
Net
margin
is
equivalent
to
Sales
minus
the
following
items:
Cost
of
goods
sold;
Selling,
general
administrative,
and
other
expenses;
Research
and
development
expenses;
and
Provision
for
depreciation,
depletion,
and
amortization.
Adjusted
EBITDA
is
a
non-
GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
58
•The calculation of Adjusted EBITDA for the quarter ended March 31, 2016 is based on the trailing twelve months.
(1)
Debt amounts for 2011-2015 have been updated to reflect the adoption of FASB guidance (effective January 1, 2016) requiring presentation of debt issuance costs as a reduction of debt rather than as a noncurrent asset.

[Alcoa logo]
Reconciliation of RTI International Metals Adjusted EBITDA*
($ in millions)
2014
1Q15
Net income
$31
$5
Add:
Net
loss
attributable
to
discontinued
operations
-
–
Provision (benefit) for income taxes
10
(1)
Interest
expense
31
8
Interest
income
-
-
Other (income) expense, net
(2)
-
Merger-related
expenses
–
5
Depreciation
and
amortization
45
11
Adjusted EBITDA
$115
$28
Net sales
$794
$198
Adjusted EBITDA Margin
14.5%
14.1%
59
* The calculation of Adjusted EBITDA for RTI International Metals (RTI) (now Alcoa Titanium and Engineered Products) is based on Alcoa’s definition of Adjusted EBITDA (see below)
and does not purport to be the manner in which RTI’s former management would have calculated RTI’s Adjusted EBITDA.  Additionally, this calculation of Adjusted EBITDA is not intended to suggest that RTI’s former management used Adjusted EBITDA as a measure of RTI’s profitability.  The amounts used in these calculations were obtained from RTI’s
Annual Report on Form 10-K for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the three months ended March 31, 2015 filed with the U.S. Securities and
Exchange Commission on February 26, 2015 and April 30, 2015, respectively.
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.
Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and
Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted
EBITDA presented may not be comparable to similarly titled measures of other companies.